SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   F O R M 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 17, 1998
                                            --------------------------------


                        CIT Home Equity Loan Trust 1998-1
    ------------------------------------------------------------------------
              Exact name of registrant as specified in its charter)

                                    New York
    ------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

               001-14393                                  22-3599147
    ------------------------------------------------------------------------
        (Commission File Number)            (IRS Employer Identification No.)

                    c/o The CIT Group/Consumer Finance, Inc.
                   650 CIT Drive, Livingston, New Jersey 07039
    ------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  (973) 740-5000
                                              ------------------------------

                            c/o The Bank of New York
                               101 Barclay Street
                            New York, New York 10286
    ------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events.

               On August 17, 1998, The Bank of New York (a New York Banking Corporation), as Trustee, made the monthly distribution to the holders of CIT Home Equity Loan Trust 1998-1, Class A-1 5.88% Home Equity Loan Asset Backed Certificates, Class A-2 6.01% Home Equity Loan Asset Backed Certificates, Class A-3 6.08% Home Equity Loan Asset Backed Certificates, Class A-4 6.20% Home Equity Loan Asset Backed Certificates, Class A-5 6.36% Home Equity Loan Asset Backed Certificates, Class A-6 6.70% Home Equity Loan Asset Backed Certificates, Class A-7 6.30% Home Equity Loan Asset Backed Certificates, Class A-8 Home Equity Loan Asset Backed Certificates, Class M-1 6.44% Home Equity Loan Asset Backed Certificates, Class M-2 6.72% Home Equity Loan Asset Backed Certificates, and Class B-1 7.37% Home Equity Loan Asset Backed Certificates.


Item 7. Financial Statements and Exhibits.

           (c)    Exhibits.

                  The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

        Exhibit No.          Description                                Page

        28                   Monthly Report delivered by                3
                             the Trustee to Certificateholders
                             in connection with distributions
                             on August 17, 1998

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE CIT GROUP/CONSUMER
                                        FINANCE, INC., as master servicer



                                        By: /s/ Frank J. Madeira
                                            --------------------------
                                        Name: Frank J. Madeira
                                        Title: Vice President
Dated:  August 28, 1998

                      THE CIT GROUP/CONSUMER FINANCE, INC.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a Vice President of The CIT Group/Consumer Finance, Inc., a corporation organized under the laws of Delaware ("CITCF"), and that as such he is duly authorized to execute and deliver this certificate on behalf of CITCF pursuant to Section 6.02 of the Pooling and Servicing Agreement, dated as of July 1, 1998 (the "Agreement"), among CITCF, The CIT Group Securitization Corporation III and The Bank Of New York, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1.   The  Monthly  Report  for the  period  from July 1,  1998 to July 31, 1998
                                                 ------------------------------
     attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


IN WITNESS  WHEREOF,  he has affixed  hereunto  his  signature this 12th day of
                                                                     ----------
August 1998.
-----------

                                   THE CIT GROUP/CONSUMER FINANCE, INC.


                                   BY /s/ Frank Madeira
                                      --------------------------------
                                          Frank Madeira
                                          Vice President

                        CIT Home Equity Loan Trust 1998-1
            Home Equity Loan Asset Backed Certificates, Series 1998-1
                          Master Servicer's Certificate






I Available in Certificate Account

  Principal collected on
    Mortgage Loans                             3,975,990.12
  All Liquidated Proceeds with
    respect to Principal                               0.00
  Recoveries previously Liquidated
    Mortgages with respect to Principal                0.00
  Principal portion of Purchase Price
    on Repurchased Mortgage Loans                      0.00
  Substitution Adjustment with respect
    to Principal                                       0.00

          Principal Distribution Amount        3,975,990.12

  Interest collected on mortgage Loans         2,795,092.35
  Interest portion of Purchase Price on
    Repurchased Mortgage Loans                         0.00
  Recoveries previously Liquidated Mortgages
    with respect to Interest                           0.00
  Substitution Adjustment with respect to
    Interest                                           0.00
  Master Servicer Monthly Advances
    (net of Compensating Interest)               826,220.96
  Reimbursement of previous months
    Servicer Advances                                  0.00
  Compensating Interest                            8,415.22
  Investment Earnings on Certificate
    Account                                            0.00

           Interest Remittance Amount          3,629,728.53

  Amount not Required to be deposited          (662,952.01)

         Total available in the Certificate
          Account                                                  6,942,766.64


II Distributions                         Per $ 1,000                Amount
                                         -----------                ------

1. Aggregate Class A-1 Distribution      55,70391705               3,397,938.94

2. Aggregate Class A-2 Distribution       5.00833333                 190,316.67

3. Aggregate Class A-3 Distribution       5.06666667                 228,000.00

4. Aggregate Class A-4 Distribution       5.16666667                 129,166.67

5. Aggregate Class A-5 Distribution       5.30000000                  58,300.00

6. Aggregate Class A-6 Distribution       5.58333333                  60,702.00

7. Aggregate Class A-7 Distribution       5.25000000                  99.750.00

8. Aggregate Class A-8 Distribution      22.41688026               1,150,367.04

9. Aggregate Class IOX1 Distribution                                 316,216.63

10.Aggregate Class IOX2 Distribution                                 166,789.91

11.Aggregate Class M-1 Distribution       5.36666667                 123,680.20

12.Aggregate Class M-2 Distribution       5.60000000                 109,939.20

13.Aggregate Class B-1 Distribution       6.14166667                  73,392.92

14.Aggregate Class B-2 Distribution       6.66666667                  68,280.00

15.Aggregate Class B-3 Distribution       6.66666667                  45,526.67

16.Aggregate Class B-4 Distribution       6.66666667                  56,906.67

17.Aggregate Master Servicer Distribution                            179,246.73

18.Aggregate Class R Distribution                                    488,246.39


                    Total Distributions =                          6,942,766.64



II Certificate Class Balances               Factor%                 Amount
                                            -------                 ------

  Opening Class A Certificate Balances
    as reported in prior
  Monthly Master Servicer Report:
           (a)Class A-1                  100.00000000%            61,000,000.00
           (b)Class A-2                  100.00000000%            38,000,000.00
           (c)Class A-3                  100.00000000%            45,000,000.00
           (d)Class A-4                  100.00000000%            25,000,000.00
           (e)Class A-5                  100.00000000%            11,000,000.00
           (f)Class A-6                  100.00000000%            10,872,000.00
           (g)Class A-7                  100.00000000%            19,000,000.00
           (h)Class A-8                  100.00000000%            51,317,000.02
                                                                  -------------
                                                                 261,189,000.00
  Opening Class M Certificate Balances
    as reported in prior
  Monthly Master Servicer Report
           (a)Class M-1                  100.00000000%            23,046,000.00
           (b)Class M.2                  100.00000000%            19,632,000.00
                                                                  -------------
                                                                  42,678,000.00
  Opening Class B Certificate Balances
    as reported in prior
  Monthly Master Servicer Report:
           (a)Class B-1                  100.00000000%            11,950,000.00
           (b)Class B-2                  100.00000000%            10,242,000.00
           (c)Class B-3                  100.00000000%             6,829,000.00
           (d)Class B-4                  100.00000000%             8,536,000.00
                                                                  -------------
                                                                  37,557,000.00

IV Principal Distribution Amount

1.Principal Remittance Amount                            No.            Amount
                                                         --          ----------
       (a)  Stated principal collected                               527,467.50
       (b)  Principal Prepayments                        56        3,448,522.62
       (c)  Liquidation Proceeds                                           0.00
       (d)  Repurchased Mortgage Loans                    0                0.00
       (e)  Substitution Adjustment related
              to Principal                                                 0.00
                                                                  -------------
          Total Principal Distribution                             3,975,990.12

2(a). Class A Principal Distribution
      Amount
                                          Per $ 1,000
                                          -----------
       1. Class A-1                       50.80391705              3,099,038.94
       2. Class A-2                        0.00000000                      0.00
       3. Class A-3                        0.00000000                      0.00
       4. Class A-4                        0.00000000                      0.00
       5. Class A-5                        0.00000000                      0.00
       6. Class A-6                        0.00000000                      0.00
       7. Class A-7                        0.00000000                      0.00
         (a)  Class A-7
               Lockout
               Percentage                               0.00%
         (b)  Class A-7 Lockout
               Distribution
               Amount                 0.00000000                           0.00
       8. Class A-8                   17.08890192                    875,951.18

2(b). Class M Principal
        Distribution Amount
       1. Class M-1                   0.00000000                           0.00
       2. Class M-2                   0.00000000                           0.00

2(c). Class B Principal
        Distribution Amount
       1. Class B-1                   0.00000000                           0.00
       2. Class B-2                   0.00000000                           0.00
       3. Class B-3                   0.00000000                           0.00
       4. Class B-4                   0.00000000                           0.00

2(d). Class M Applied Realized
        Loss
       1. Class M-1                  0.00000000                            0.00
       2. Class M-2                  0.00000000                            0.00

2(e). Class B Applied Realized
        Loss
       1. Class B-1                  0.00000000                            0.00
       2. Class B-2                  0.00000000                            0.00
       3. Class B-3                  0.00000000                            0.00
       4. Class B-4                  0.00000000                            0.00

                                             Factor %                  Amount
                                            --------                -----------
  Ending Class A Certificate
    Balances after distributions
    of principal in this Monthly
    Master Servicer Report:
       (a) Class A-1                       94.91960830%           57,900,961.06
       (b) Class A-2                      100.00000000%           38,000,000.00
       (c) Class A-3                      100.00000000%           45,000,000.00
       (d) Class A-4                      100.00000000%           25,000,000.00
       (e) Class A-5                      100.00000000%           11,000,000.00
       (f) Class A-6                      100.00000000%           10,872,000.00
       (g) Class A-7                      100.00000000%           19,000,000.00
       (h) Class A-8                       98.29110981%           50,440,048.82
                                                                  -------------
                                                                 257,213,009.98
  Ending Class M Certificate Balances
    after distributions of principal
    in this Monthly Master Servicer
    Report:
       (a) Class M-1                      100.00000000%           23,046,000.00
       (b) Class M-2                      100.00000000%           19,632,000.00
                                                                  -------------
                                                                  42,678,000.00
  Ending Class B Certificate Balances
    after distributions of principal in this
    Monthly Master Servicer Report:
       (a) Class B-1                      100.00000000%           11,950,000.00
       (b) Class B-2                      100.00000000%           10,242,000.00
       (c) Class B-3                      100.00000000%            6,829,000.00
       (d) Class B-4                      100.00000000%            8,536,000.00
                                                                  -------------
                                                                  37,557,000.00
V Interest Distribution Amount

  Fixed Rate Certificates

       (b)  Fixed Rate Certificates applicable
              Pass-Through Rate

              1.     Class A-1          5.88000%
              2.     Class A-2          6.01000%
              3.     Class A-3          6.08000%
              4.     Class A-4          6.20000%
              5.     Class A-5          6.36000%
              6.     Class A-6          6.70000%
              7.     Class A-7          6.30000%
              8.     Class M-1          6.44000%
              9.     Class M-2          6.72000%
             10.     Class B-1          7.37000%
             11.     Class B-2          8.00000%
             12.     Class B-3          8.00000%
             12.     Class B-4          8.00000%


  Variable Rate Certificates

        (b)  LIBOR Rate                  5.65234%

        (c)  Maximum Variable Rate      18.00000%

        (d)  Variable Rate  (Class A-8)  5.81234%
               applicable Pass Through
               Rate

  Interest Only Certificates

  The Lesser of :
  (a) Weighted Average Net Mortgage
        Rate of 9.358
  (b) 9.358%
                                                    Strip Rate   Component Rate
              iO-X1  Class A-1                       2.170%              1.308%
              IO-X1  Class A-2                       2.040%              1.308%
              IO-X1  Class A-3                       1.970%              1.308%
              IO-X1  Class A-4                       1.850%              1.308%
              IO-X1  Class A-5                       1.690%              1.308%
              IO-X1  Class A-6                       1.350%              1.308%
              IO-X1  Class A-7                       1.750%              1.308%
              IO-X1  Class M-1                       1.610%              1.308%
              IO-X1  Class M-2                       1.330%              1.308%
              IO-X1  Class B-1                       0.680%              1.308%
              IO-X1  Class B-2                       0.050%              1.308%
              IO-X1  Class B-3                       0.050%              1.308%
              IO-X1  Class B-4                       0.050%              1.308%

              IO-X2  Class A-8                       0.000%              3.546%

  INTEREST REMITTANCE AMOUNT
   1.  Interest collected on Mortgage
         Loans                              2,832,059.77
   2.  Interest advanced on Mortgage
         Loans                                826,220.96
   3.  Compensating Interest on Mortgage
         Loans                                  8,415.22
   4.  Substitution Adjustment interest             0.00
   5.  Purchace Price interest on repurchased
         accounts                                   0.00
   6.  Liquidatioon Proceeds interest portion       0.00

                 TOTAL INTEREST REMITTANCE AMOUNT                  3,666,695.95



  Current Interest Requirement

      1.     Class A-1 @ applicable Pass-Through Rate                298,900.00
      2.     Class A-2 @ applicable Pass-Through Rate                190,316.67
      3.     Class A-3 @ applicable Pass-Through Rate                228,000.00
      4.     Class A-4 @ applicable Pass-Through Rate                129,166.67
      5.     Class A-5 @ applicable Pass-Through Rate                 58,300.00
      6.     Class A-6 @ applicable Pass-Through Rate                 60,702.00
      7.     Class A-7 @ applicable Pass-Through Rate                 99,750.00
      8.     Class A-8 @ applicable Pass-Through Rate                273,415.86
      9.     Class A-8 Extra Interest  @ applicable
               Pass-Through Rate                                           0.00
     10.     Class IOX1 @ applicable Strip Rate                      316,216.63
     11.     Class IOX2  @ applicable Strip Rate                     166,789.91
     12.     Class M-1 @ applicable Pass-Through Rate                123,680.20
     13.     Class M-2 @ applicable Pass-Through Rate                109,939.20
     14.     Class B-1 @ applicable Pass-Through Rate                 73,392.92
     15.     Class B-2  @ applicable Pass-Through Rate                68,280.00
     16.     Class B-3 @ applicable Pass-Through Rate                 45,526.67
     17.     Class B-4 @ applicable Pass-Through Rate                 56,906.67


  Interest Carry Forward Amount

       1.     Class A-1                               0.00
       2.     Class A-2                               0.00
       3.     Class A-3                               0.00
       4.     Class A-4                               0.00
       5.     Class A-5                               0.00
       6.     Class A-6                               0.00
       7.     Class A-7                               0.00
       8.     Class A-8                               0.00
       9.     Class IOX1                              0.00
      10.     Class IOX2                              0.00
      11.     Class M-1                               0.00
      12.     Class M-2                               0.00
      13.     Class B-1                               0.00
      14.     Class B-2                               0.00
      15.     Class B-3                               0.00
      16.     Class B-4                               0.00
      17.     Class B-4                               0.00


  Certificates Interest Distribution
    Amount
                                       Per $ 1,000
                                       -----------
       1.     Class A-1                 4.90000000                   298,900.00
       2.     Class A-2                 5.00833333                   190,316.67
       3.     Class A-3                 5.06666667                   228,000.00
       4.     Class A-4                 5.16666667                   129,166.67
       5.     Class A-5                 5.30000000                    58,300.00
       6.     Class A-6                 5.58333333                    60,702.00
       7.     Class A-7                 5.25000000                    99,750.00
       8.     Class A-8                 5.32797833                   273,415.86
       9.     Class IOX1                                             316,216.63
      10.     Class IOX2                                             166,789.91
      11.     Class M-1                 5.36666667                   123,680.20
      12.     Class M-2                 5.60000000                   109,939.20
      13.     Class B-1                 6.14166667                    73,392.92
      14.     Class B-2                 6.66666667                    68,280.00
      15.     Class B-3                 6.66666667                    45,526.67
      16.     Class B-4                 6.66666667                    56,906.67
                                                                   ------------
                                                                   2,299,283.39
VI Trigger Information

    1.  (a)  Delinquency Trigger percentage            0.64%
        (b)  Delinquency Trigger in effect ?             NO

    2.  (a)  Specified Senior Enhancement Percentage  47.00%
        (b)  Senior Enhancement Percentage            23.78%

VI Pool Information
                                                  No.                 Amount
                                                  --             --------------
        (a)  Closing Mortgage Loan Principal
               Balance:
             1.  Fixed Rate                       4.852          287,008,398.60
             2.  Adjustable Rate                   570            50,440,122.52

                  Total Closing Mortgage Loan
                    Principal Balance:            5,422          337,448,521.12

        (b)  Weighted Average Mortgage Rate:
             1.  Fixed Rate                                               9.889%
             2.  Adjustable Rate                                          9.628%

                  Total  Weighted Average Mortgage Rate                   9.850%

        (c)  Weighted Average Net Mortgage Rate:                          9.350%

        (d)  Weighted Average Remaining Maturity:
             1.  Fixed Rate                                              270.60
             2.  Adjustable Rate                                         350.83

        (e)  Weighted Average Original Maturity:
             1.  Fixed Rate                                              274.97
             2.  Adjustable Rate                                         355.28


VI Delinquency Information
                                                    No.      %        Amount
  A.  Fixed Rate Mortgage Loans:                   ----------------------------
        (a)  Delinquent Contracts:
              1.    31 - 59 Day Accounts           111     2.07%   5,930,618.18
              2.    60 - 89 Day Accounts            37     0.65%   1,855,521.17
              3.    90 - 119 Day Accounts            0     0.00%           0.00
              4.    120 +  Day Accounts              0     0.00%           0.00

        (b)  Mortgage Loans - In Foreclosure         0     0.00%           0.00
        (c)  REO Property Accounts                   0     0.00%           0.00

  B.  Adjustable Rate Mortgage Loans:
        (a)  Delinquent Contracts:
               1.    31 - 59 Day Accounts          544     2.26%   1,142,387.13
               2.    60 - 89 Day Accounts            5     0.67%     336,618.63
               3.    90 - 119 Day Accounts           0     0.00%           0.00
               4.    120 +  Day Accounts             0     0.00%           0.00

        (b)  Mortgage Loans - In Foreclosure         0     0.00%           0.00
        (c)  REO Property Accounts                   0     0.00%           0.00

  C.  Total For All Mortgage Loans
        (a)  Delinquent Contracts:
               1.    31 - 59 Day Accounts          655     2.10%   7,073,005.31
               2.    60 - 89 Day Accounts           42     0.65%   2,192,139.80
               3.    90 - 119 Day Accounts           0     0.00%           0.00
               4.    120 +  Day Accounts             0     0.00%           0.00

            (b)  Mortgage Loans - In Foreclosure     0     0.00%           0.00
            (c)  REO Property Accounts               0     0.00%           0.00



IX Realized Losses
                                                     No.               Amount
                                                     ---             ----------
        1.   (a)  Gross Realized Losses
                    during the period                  0                   0.00

             (b)  Net Realized Losses during the
                    period

             (c)  Cumulative Gross Realized Losses     0                   0.00

             (d)  Cumulative Net Realized Losses

             (e)  Cumulative Applied Realized Losses                       0.00

                    i.  Class B-4                                          0.00
                   ii.  Class B-3                                          0.00
                  iii.  Class B-2                                          0.00
                   iv.  Class B-1                                          0.00
                    v.  Class M-2                                          0.00
                   vi.  Class M-1                                          0.00

X Miscellaneous Information

  1.   (a)  Monthly Master Servicer Fee

                 i.  Monthly Servicing Fee                           142,260.21
                ii.  Mortgage Fees                                    36,986.52

       (b)  Amount of prior unpaid Master
              Servicing Fees paid with this
              distribution                                                 0.00

       (c)  Total Master Servicing Fees paid
              with this distribution                                 179,246.73

       (d)  Amount of unpaid Master Servicing
              Fees as of this distribution                                 0.00


  2.   (a)  Opening Master Servicer Advance Balance                        0.00

       (b)  Current Advance (exclusive of Compensating
              Interest)                                              826,220.96

       (c)  Reimbursement of prior Master Servicer
              Advances                                                     0.00
                                                                     -----------

       (d)  Ending Master Servicer Advance Balance                   826,220.96


  3.   Current period Compensating Interest                            8,415.22


  4.   (a)  Stepdown Date in effect ?                       NO


  5.   Loans Repurchased pursuant to Section 5.14                          0.00


  6.   Subsequent Cumulative Net Losses on loans
         repurchased pursuant to Section 5.14                              0.00